UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

The Victory Institutional Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2012

Item 1. Reports to Stockholders.

April 30, 2012

Semi Annual Report

Institutional Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

The Victory Institutional
Funds

Table of Contents

Shareholder Letter	3

Financial Statements

Schedule of Portfolio Investments	5

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	11

Supplemental Information

Trustee and Officer Information	16

Proxy Voting and Form N-Q Information	19

Expense Examples	19

Portfolio Holdings	20

Advisory Contract Renewal	21

The Fund is distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Diversified Stock Fund.

The information in this semi-annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of markets or securities mentioned herein should not be considered to be indicative of future results.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

866-689-6999

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Letter to Our Shareholders

The market began the year with a strong quarter. In the U.S., improving economic data, strong corporate earnings and a steadily improving employment picture continued the positive momentum that began last quarter. In particular, financials had a strong quarter as it was learned that all but one of the major "too big to fail" U.S. banking institutions passed the Federal capital stress test. The prospect of a continuation of the Federal Reserve's easy money strategy also boosted investor optimism. Internationally, measurable progress in addressing the European Sovereign debt crisis and decreasing inflationary pressure in emerging markets eased investors' worries. All of this positive news across the globe propelled markets upward while volatility decreased.

Investors continued to favor fixed-income funds (net inflows of $136 billion in 2012) at the expense of domestic equity funds (net outflows of $24 billion). International equity funds took $18 billion of net inflows, a positive amount despite the MSCI EAFE return of 8.94% underperforming the S&P 500 return of 11.88%. Fixed income, as measured by the Barclays U.S. Aggregate Bond Index, had a total return of 1.41%.

While the U.S. economy has shown modest improvements, April data releases lean toward settling into a slow growth likely headed towards recessionary levels, making it difficult to enforce necessary austerity measures. China has eased monetary policy, which should help avoid a "hard landing", but growth is slowing and the tailwind companies selling into this market may be subsiding in the near term.

We continue to believe that patient investors will be rewarded over the longer-term. We remain focused on valuation, financial strength and returns in pursuit of superior long-term performance. Victory maintains an overall positive longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality
Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence
Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3.  Empowerment, Ownership and Accountability
Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high-quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform following tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 800-539-3863 or via our website at www.vcm.com.

Michael Policarpo

President,
Victory Funds

The Victory Institutional Funds  Schedule of Portfolio Investments
Institutional Diversified Stock Fund  April 30, 2012

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares or Principal Amount	Value
Commercial Paper (0.2%)
National Australia Funding (Delaware), Inc., 0.11% (a), 5/1/12 (b)	$1,307	$1,307
Total Commercial Paper (Amortized Cost $1,307)		1,307
Common Stocks (98.9%)
Consumer Discretionary (13.8%):
CBS Corp., Class B	186,000	6,203
Comcast Corp., Class A	630,000	19,108
J.C. Penney Co., Inc.	245,000	8,835
Johnson Controls, Inc.	450,800	14,412
Lowe's Cos., Inc.	216,490	6,813
Target Corp.	205,102	11,883
The Walt Disney Co.	317,000	13,666
Tiffany & Co.	163,000	11,159
		92,079
Consumer Staples (11.1%):
Anheuser-Busch InBev NV, Sponsored ADR	245,600	17,836
Kraft Foods, Inc., Class A	286,555	11,425
Nestle SA, Sponsored ADR	176,515	10,792
PepsiCo, Inc.	315,000	20,790
The Procter & Gamble Co.	208,000	13,237
		74,080
Energy (9.9%):
Anadarko Petroleum Corp.	194,760	14,258
Apache Corp.	115,900	11,120
Exxon Mobil Corp.	132,500	11,440
Occidental Petroleum Corp.	80,600	7,352
Schlumberger Ltd.	296,244	21,964
		66,134
Financials (12.3%):
JPMorgan Chase & Co.	514,200	22,100
MetLife, Inc.	468,177	16,868
The Charles Schwab Corp.	72,767	1,041
The Goldman Sachs Group, Inc.	113,000	13,012
U.S. Bancorp	448,000	14,412
Wells Fargo & Co.	444,000	14,843
		82,276
Health Care (11.8%):
Express Scripts Holding Co. (c)	267,000	14,896
Medtronic, Inc.	318,900	12,182
Merck & Co., Inc.	344,275	13,509
Pfizer, Inc.	821,200	18,830
Teva Pharmaceutical Industries Ltd., Sponsored ADR	339,000	15,506
Vertex Pharmaceuticals, Inc. (c)	105,000	4,040
		78,963

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments — continued
Institutional Diversified Stock Fund  April 30, 2012

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Industrials (11.5%):
ABB Ltd., Sponsored ADR	532,000	$10,039
Boeing Co.	230,800	17,725
Danaher Corp.	305,000	16,537
Honeywell International, Inc.	239,000	14,498
United Parcel Service, Inc., Class B	229,250	17,914
		76,713
Information Technology (24.7%):
Altera Corp.	165,000	5,869
Apple, Inc. (c)	41,500	24,246
Autodesk, Inc. (c)	184,500	7,264
Cisco Systems, Inc.	922,400	18,586
Cognizant Technology Solutions Corp., Class A (c)	80,000	5,865
eBay, Inc. (c)	475,000	19,499
Google, Inc., Class A (c)	43,400	26,267
Juniper Networks, Inc. (c)	419,200	8,983
Microsoft Corp.	741,381	23,739
NetApp, Inc. (c)	267,600	10,391
Paychex, Inc.	63,516	1,968
Texas Instruments, Inc.	372,000	11,882
		164,559
Materials (2.7%):
Monsanto Co.	122,431	9,327
Potash Corp. of Saskatchewan, Inc.	202,000	8,581
		17,908
Telecommunication Services (1.1%):
Vodafone Group PLC, Sponsored ADR	260,000	7,236
Total Common Stocks (Cost $600,274)		659,948
Total Investments (Cost $601,581) — 99.1%		661,255
Other assets in excess of liabilities — 0.9%		5,722
NET ASSETS — 100.0%		$666,977

(a)  Rate represents the effective yield at purchase.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

Statement of Assets and Liabilities

The Victory Institutional Funds  April 30, 2012

(Amounts in Thousands, Except Per Share Amounts)  (Unaudited)

Institutional Diversified Stock Fund
ASSETS:
Investments, at value (Cost $601,581)	$661,255
Cash	50
Interest and dividends receivable	978
Receivable for capital shares issued	303
Receivable for investments sold	10,376
Prepaid expenses	49
Total Assets	673,011
LIABILITIES:
Payable for investments purchased	5,442
Payable for capital shares redeemed	221
Accrued expenses and other payables:
Investment advisory fees	280
Administration fees	15
Custodian fees	7
Chief Compliance Officer fees	1
Trustees' fees	3
Other accrued expenses	65
Total Liabilities	6,034
NET ASSETS:
Capital	641,365
Accumulated undistributed net investment income	1,161
Accumulated net realized losses from investments	(35,223)
Net unrealized appreciation on investments	59,674
Net Assets	$666,977
Shares (unlimited number of shares authorized with par value of $0.001 per share)	59,251
Net asset value, offering price & redemption price per share	$11.26

See notes to financial statements.

Statement of Operations

The Victory Institutional Funds  For the Six Months Ended April 30, 2012

(Amounts in Thousands)  (Unaudited)

Institutional Diversified Stock Fund
Investment Income:
Interest income	$4
Dividend income	6,776
Total Income	6,780
Expenses:
Investment advisory fees	1,660
Administration fees	86
Custodian fees	37
Transfer agent fees	27
Trustees' fees	43
Chief Compliance Officer fees	5
Legal and audit fees	57
State registration and filing fees	17
Other expenses	79
Total Expenses	2,011
Net Investment Income	4,769
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	29,808
Net change in unrealized appreciation/depreciation on investments	43,915
Net realized/unrealized gains from investments	73,723
Change in net assets resulting from operations	$78,492

See notes to financial statements.

Statements of Changes in Net Assets

The Victory Institutional Funds

(Amounts in Thousands)

	Institutional Diversified Stock Fund
	Six Months Ended April 30, 2012	Year Ended October 31, 2011
	(Unaudited)
From Investment Activities:
Operations:
Net investment income	$4,769	$8,123
Net realized gains from investment transactions	29,808	59,963
Net change in unrealized appreciation/depreciation on investments	43,915	(65,439)
Change in net assets resulting from operations	78,492	2,647
Distributions to Shareholders:
From net investment income	(3,933)	(8,303)
Change in net assets resulting from distributions to shareholders	(3,933)	(8,303)
Change in net assets from capital transactions	(48,116)	6,167
Change in net assets	26,443	511
Net Assets:
Beginning of period	640,534	640,023
End of period	$666,977	$640,534
Accumulated undistributed net investment income	$1,161	$325
Capital Transactions:
Proceeds from shares issued	$84,126	$142,653
Dividends reinvested	3,856	8,169
Cost of shares redeemed	(136,098)	(144,655)
Change in net assets from capital transactions	$(48,116)	$6,167
Share Transactions:
Issued	8,231	12,923
Reinvested	364	776
Redeemed	(12,872)	(13,452)
Change in Shares	(4,277)	247

See notes to financial statements.

Financial Highlights

The Victory Institutional Funds

For a Share Outstanding Throughout Each Period

	Institutional Diversified Stock Fund
	Six Months Ended April 30, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
	(Unaudited)
Net Asset Value, Beginning of Period	$10.08	$10.11	$9.06	$8.48	$13.77	$11.79
Investment Activities:
Net investment income	0.07	0.13	0.13	0.12	0.15	0.15
Net realized and unrealized gains (losses) on investments	1.17	(0.03)	1.04	0.58	(4.65)	2.16
Total from Investment Activities	1.24	0.10	1.17	0.70	(4.50)	2.31
Distributions:
Net investment income	(0.06)	(0.13)	(0.12)	(0.12)	(0.14)	(0.15)
Net realized gains from investments	—	—	—	—	(0.65)	(0.18)
Total Distributions	(0.06)	(0.13)	(0.12)	(0.12)	(0.79)	(0.33)
Net Asset Value, End of Period	$11.26	$10.08	$10.11	$9.06	$8.48	$13.77
Total Return (a)	12.37%	0.95%	13.03%	8.44%	(34.44)%	19.87%
Ratios/Supplemental Data:
Net assets at end of period (000)	$666,977	$640,534	$640,023	$584,456	$427,971	$456,685
Ratio of net expenses to average net assets (b)	0.61%	0.60%	0.61%	0.62%	0.61%	0.65%
Ratio of net investment income to average net assets (b)	1.44%	1.21%	1.31%	1.49%	1.31%	1.21%
Portfolio turnover (a)	42%	87%	100%	97%	123%	102%

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

See notes to financial statements.

Notes to Financial Statements

The Victory Institutional Funds  April 30, 2012

(Unaudited)

1.  Organization:

The Victory Institutional Funds (the "Trust") was organized on August 1, 2003, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of one fund. The accompanying financial statements are those of the Institutional Diversified Stock Fund (the "Fund").

The Fund is authorized to issue one class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board").

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2012

(Unaudited)

Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the six months ended April 30, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2012, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Fund Name	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Institutional Diversified Stock Fund
Commercial Paper	$—	$1,307	$1,307
Common Stocks	659,948	—	659,948
Total	$659,948	$1,307	$661,255

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2012

(Unaudited)

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

New Accounting Pronouncements:

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report other than those under Note 6, Line of Credit.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2012 were as follows for the Fund (in thousands):

Purchases*	Sales*
$273,355	$297,451

*There were no Purchases or Sales of U.S. Government Securities during the period.

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank, serving as custodian for the Fund, receives custodian fees at an annualized rate of 0.0098% of the aggregate average daily net assets of the Trust, The Victory Portfolios and The Victory Variable Insurance Funds (collectively, the "Victory Trusts"), excluding the assets of the International Fund, International Select Fund and Global Equity Fund, plus applicable per transaction fees. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accountant Agreement, VCM is paid for its services an annual fee at a rate ranging from 0.03% to 0.02% of the Trust's average daily net assets, subject to an annual minimum fee of $25 thousand per year for providing administration services. VCM also receives $25 thousand per year for providing fund accounting services.

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2012

(Unaudited)

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's transfer agent. Under the Transfer Agent Agreement, Citi is entitled to fees of $25 thousand per year. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.30% on $150 million for providing the Line of Credit. For the six months ended April 30, 2012, KeyCorp earned approximately $225 thousand for the Line of Credit fee. Each fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding for the Fund during the six months ended April 30, 2012 was $51 thousand. The average interest rate during the six months ended April 30, 2012 was 1.73%. As of April 30, 2012, the Fund had no loans outstanding with KeyCorp.

Pursuant to a new agreement effective June 1, 2012, the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) may borrow up to $50 million, on which KeyCorp receives an annual commitment fee of 0.15%, plus up to an additional $50 million in the discretion of KeyCorp.

7.  Federal Tax Information:

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (deficit) will be determined at the end of the current tax year ending October 31, 2012.

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Institutional Diversified Stock Fund	$8,303	$—	$8,303

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2012

(Unaudited)

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
Institutional Diversified Stock Fund	$351	$(58,566)	$9,294	$(48,921)

*The difference between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

As of October 31, 2011, the Fund had capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations of $58,566 thousand expiring in 2017.

During the year ended October 31, 2011, the Fund utilized $56,347 thousand of capital loss carryforwards.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of April 30, 2012, were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Institutional Diversified Stock Fund	$604,023	$70,196	$(12,964)	$57,232

Supplemental Information

The Victory Institutional Funds  April 30, 2012

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in The Victory Variable Insurance Funds and 16 portfolios in The Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.

David Brooks Adcock, 60	Trustee	February 2005	Consultant (since 2006).	FBR Funds (since 2011).

Nigel D. T. Andrews, 65	Vice Chair and Trustee	August 2003	Retired.	Chemtura Corporation (2000-2010); Old Mutual plc (2002-2010); Old Mutual US Asset Management (since 2002).

Teresa C. Barger, 57	Trustee	December 2008	Chief Executive Officer, Cartica Capital LLC (since 2007); Director, International Finance Corporation (1986-2007).	None.

E. Lee Beard, 60	Trustee	February 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).

Sally M. Dungan, 58	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
David L. Meyer, 55	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Karen F. Shepherd, 71	Trustee	August 2003	Retired; Shepherd Investments (private investments) (since 1996).	None.

Leigh A. Wilson, 67	Chair and Trustee	August 2003	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.

David C. Brown, 39	Trustee	July 2008	Co-Chief Executive Officer (since 2011), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser.	None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Messrs. Andrews and Meyer as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 37	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010), the Adviser.

Derrick A. MacDonald, 41	Vice President	August 2010	Director of Investment Operations & Technology, the Adviser (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, 50	Secretary	February 2006	Director of Fund Administration, the Adviser.

Jay G. Baris, 58	Assistant Secretary	August 2003	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).

Christopher E. Sabato, 43	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.

Eric B. Phipps, 40	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services, Inc. (since 2006).

Edward J. Veilleux, 68	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Fund's website at www.vcm.com and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Fund's website at www.vcm.com and on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 through April 30, 2012.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During Period* 11/1/11-4/30/12	Expense Ratio During Period** 11/1/11-4/30/12
Institutional Diversified Stock Fund	$1,000.00	$1,123.70	$3.22	0.61%

* Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

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Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During Period* 11/1/11-4/30/12	Expense Ratio During Period** 11/1/11-4/30/12
Institutional Diversified Stock Fund	$1,000.00	$1,021.83	$3.07	0.61%

* Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Portfolio Holdings

(As a Percentage of Total Investments)

Victory Institutional Diversified Stock Fund

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at its regular meeting, which was called for that purpose, on November 30, 2011. The Board also considered information relating to the Agreement throughout the year and at a meeting on October 19, 2011 specifically focused on the Fund's activities. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's investment performance as a significant factor in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

• The requirements of the Fund for the services provided by the Adviser;

• The nature and quality of the services provided and expected to be provided;

• Fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

• Fees paid by other clients of the Adviser for similar services and the differences in the services provided to the other clients;

• Total expenses of the Fund;

• The Adviser's commitments to operating the Fund at competitive expense levels;

• The estimated profitability of the Adviser (as reflected by comparing fees earned against the Adviser's estimated costs) with respect to the Adviser's relationship with the Fund;

• Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

• Other benefits received by the Adviser, including revenues paid to affiliates of the Adviser by the Funds for custodian and administration services;

• The capabilities and financial condition of the Adviser;

• Current economic and industry trends; and

• Historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, in the context of the Adviser's estimated profitability of the Fund individually. In addition, the Board compared the Fund's expense ratio and management fee with comparable mutual funds in a peer group compiled by the Adviser. The Board reviewed the factors and methodology used in the selection of the Fund's peer group in accordance with a process designed by an independent third party consultant hired by the Board. When relevant, the Board also reviewed fees charged and other information related to the Adviser's management of similarly-managed institutional and private accounts, and the differences in the services provided to the other accounts. The Trustees considered the Fund's small size at under $600 million in noting the absence of breakpoints in the advisory fee schedule for the Fund.

The Board reviewed the Fund's performance against the selected peer group and its performance against the Fund's selected benchmark index and Morningstar category. The Board recognized that the Fund's performance and its Morningstar average are provided net of expenses, while the benchmark index is gross returns. The Board considered the additional resources that management committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

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The Board compared the Fund's 0.53% gross annual management fee to the median gross management fee for the peer group and considered the fact that the fee was lower than the median gross management fee of 0.72% for the peer group. The Board also compared the Fund's total annual expense ratio of 0.61% to the median total expense ratio for the peer group and considered the fact that the Fund's ratio was lower than the peer group median of 0.86%. The Board then compared the Fund's performance for the one-year, three-year and five year periods ended July 31, 2011 to that of its peer group, benchmark index, and Morningstar category average for the same periods. The Board considered the fact that the Fund outperformed the benchmark index and the Morningstar category average only for the five-year period. The Fund underperformed the peer group, benchmark index and Morningstar category average in the one-year and three-year periods, and was comparable to the peer group median in the five-year period. The Board noted the Fund's favorable performance record over longer periods, and the longevity of the portfolio manager and the management team. The Board also considered the Fund's favorable performance for the one-year period in absolute terms.

Having concluded, among other things, that the Fund's management fee and total annual expenses were within the range of management fees and expenses of comparable mutual funds, the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to the Fund.

Approval of the Agreement on Behalf of the Fund

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Fund discussed above, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

• The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the estimated costs of these services, the estimated profitability of the Adviser's relationship with the Fund and the comparability of the fees paid to the fees paid by other investment companies;

• The nature, quality and extent of the investment advisory services provided by the Adviser which, over the years, have resulted in the Fund achieving its stated investment objective;

• The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

• The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

• The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

• The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

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The Victory Institutional Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-689-6999

VF-INST-SEMI (4/12)

Item 2. Code of Ethics.

Not applicable — only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable — only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable — only for annual reports.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Institutional Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	June 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael D. Policarpo, II
Michael D. Policarpo, II, President
Date	June 26, 2012

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	June 26, 2012